EXHIBIT 99 (b)
BALANCE SHEETS
 BOK FINANCIAL CORPORATION
 (In thousands)

                                                            Period Ended
                                                 ---------------------------------
                                                  December 31,      December 31,
                                                     2006               2005
                                                 --------------    ---------------
                                                  (Unaudited)
 ASSETS
 Cash and due from banks                             $ 775,376          $ 684,857
 Trading securities                                     37,076             18,633
 Funds sold and resell agreements                       21,950             14,465
 Securities:
   Available for sale                                4,655,061          4,821,575
   Investment                                          248,689            245,125
   Mortgage trading securities                         162,837                  -
                                                 --------------    ---------------
 Total securities                                    5,066,587          5,066,700
 Loans:
   Commercial                                        6,208,884          5,299,935
   Commercial real estate                            2,446,540          1,989,902
   Residential mortgage                              1,256,259          1,169,331
   Residential mortgage held for sale                   64,625             51,666
   Consumer                                            739,495            629,144
                                                 --------------    ---------------
   Total loans                                      10,715,803          9,139,978
 Less reserve for loan losses                         (109,497)          (103,876)
                                                 --------------    ---------------
   Loans, net of reserve                            10,606,306          9,036,102
 Premises and equipment, net                           188,041            179,627
 Accrued revenue receivable                            118,236             99,874
 Intangible assets, net                                258,060            263,022
 Mortgage servicing rights, net                         65,946             54,097
 Real estate and other repossessed assets                8,486              8,476
 Bankers' acceptances                                   43,613             33,001
 Derivative contracts                                  284,239            452,878
 Cash surrender value of bank-owned life insurance     212,230              9,279
 Other assets                                          373,478            406,058
                                                 --------------    ---------------
 TOTAL ASSETS                                     $ 18,059,624       $ 16,327,069
                                                 ==============    ===============

 LIABILITIES AND SHAREHOLDERS' EQUITY
 Deposits:
   Demand                                          $ 1,780,059        $ 1,865,948
   Interest-bearing transaction                      5,996,970          5,257,295
   Savings                                             139,130            154,015
   Time                                              4,470,546          4,098,060
                                                 --------------    ---------------
 Total deposits                                     12,386,705         11,375,318
 Funds purchased and
   repurchase agreements                             2,348,516          1,337,911
 Other borrowings                                      593,731          1,054,298
 Subordinated debentures                               297,800            295,964
 Accrued interest, taxes, and expense                  104,752             92,219
 Bankers' acceptances                                   43,613             33,001
 Due on unsettled securities trades                    107,420              8,429
 Derivative contracts                                  298,679            466,669
 Other liabilities                                     157,386            124,106
                                                  --------------    ---------------
 TOTAL LIABILITIES                                  16,338,602         14,787,915
 Shareholders' equity:
   Capital, surplus and retained earnings            1,794,466          1,606,965
   Accumulated other comprehensive income (loss)       (73,444)           (67,811)
                                                 --------------    ---------------
 TOTAL SHAREHOLDERS' EQUITY                          1,721,022          1,539,154
                                                 --------------    ---------------
 TOTAL LIABILITIES AND
   SHAREHOLDERS' EQUITY                           $ 18,059,624       $ 16,327,069
                                                 ==============    ===============

 AVERAGE BALANCE SHEETS - UNAUDITED
 BOK FINANCIAL CORPORATION
 (In thousands)

                                                                              Quarter Ended
                                           ---------------------------------------------------------------------------------------
                                            December 31,      September 30,        June 30,         March 31,        December 31,
                                               2006               2006               2006             2006              2005
                                           --------------    ---------------     -------------   ---------------    --------------
ASSETS
Trading securities                              $ 22,668           $ 21,721          $ 23,672          $ 16,722          $ 20,595
Funds sold and resell agreements                  39,665             51,518            32,048            21,181            57,656
Securities:
  Available for sale                           4,670,470          4,681,094         4,760,257         4,828,324         4,815,296
  Investment                                     248,692            238,908           227,810           236,953           244,488
  Mortgage trading securities                    145,426             80,756            68,518            59,160                 -
                                           --------------    ---------------     -------------   ---------------    --------------
Total securities                               5,064,588          5,000,758         5,056,585         5,124,437         5,059,784
Loans:
  Commercial                                   6,028,240          5,568,238         5,355,644         5,217,467         5,222,316
  Commercial real estate                       2,352,289          2,280,681         2,247,779         2,096,885         1,960,507
  Residential mortgage                         1,209,115          1,223,140         1,176,660         1,166,509         1,160,385
  Residential mortgage held for sale              61,328             51,647            47,163            45,983            42,756
  Consumer                                       710,869            689,896           645,064           637,863           619,582
                                           --------------    ---------------     -------------   ---------------    --------------
Total loans                                   10,361,841          9,813,602         9,472,309         9,164,706         9,005,546
Less allowance for loan losses                  (108,377)          (106,474)         (106,048)         (105,135)         (108,998)
                                           --------------    ---------------     -------------   ---------------    --------------
Total loans, net                              10,253,464          9,707,128         9,366,261         9,059,571         8,896,548
                                           --------------    ---------------     -------------   ---------------    --------------
Total earning assets                          15,380,385         14,781,125        14,478,566        14,221,911        14,034,583
Cash and due from banks                          619,236            562,802           554,412           584,508           540,776
Other assets                                   1,539,411          1,487,196         1,531,312         1,463,820         1,627,352
                                           --------------    ---------------     -------------   ---------------    --------------
TOTAL ASSETS                                $ 17,539,032       $ 16,831,123      $ 16,564,290      $ 16,270,239      $ 16,202,711
                                           ==============    ===============     =============   ===============    ==============

LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits:
  Demand                                     $ 1,481,455        $ 1,453,163       $ 1,474,835       $ 1,485,398       $ 1,530,504
  Interest-bearing transaction                 5,768,216          5,458,280         5,353,413         5,327,004         4,821,627
  Savings                                        139,796            146,276           153,200           155,554           154,316
  Time                                         4,417,427          4,314,672         4,220,204         4,162,952         4,216,625
                                           --------------    ---------------     -------------   ---------------    --------------
Total deposits                                11,806,894         11,372,391        11,201,652        11,130,908        10,723,072
Funds purchased and
  repurchase agreements                        2,584,354          2,138,749         2,118,211         1,731,983         1,812,752
Other borrowings                                 586,743            750,247           684,431           882,878         1,049,635
Subordinated debentures                          298,427            293,146           292,474           295,792           296,021
Other liabilities                                566,128            657,269           695,418           680,897           814,192
                                           --------------    ---------------     -------------   ---------------    --------------
TOTAL LIABILITIES                             15,842,546         15,211,802        14,992,186        14,722,458        14,695,672
Shareholders' equity                           1,696,486          1,619,321         1,572,104         1,547,781         1,507,039
                                           --------------    ---------------     -------------   ---------------    --------------
TOTAL LIABILITIES AND
    SHAREHOLDERS' EQUITY                    $ 17,539,032       $ 16,831,123      $ 16,564,290      $ 16,270,239      $ 16,202,711
                                           ==============    ===============     =============   ===============    ==============

 STATEMENTS OF EARNINGS - UNAUDITED
 BOK FINANCIAL CORPORATION
 (In thousands, except per share data)

                                                           Quarter Ended                         Year Ended
                                                 ---------------------------------     -------------------------------
                                                           December 31,                         December 31,
                                                 ---------------------------------     -------------------------------
                                                     2006               2005               2006             2005
                                                 --------------    ---------------     -------------   ---------------
 Interest revenue                                    $ 266,924          $ 214,240         $ 986,429         $ 769,934
 Interest expense                                      142,646             97,854           499,741           320,593
                                                 --------------    ---------------     -------------   ---------------
 Net interest revenue                                  124,278            116,386           486,688           449,341
 Provision for credit losses                             5,953              4,450            18,402            12,441
                                                 --------------    ---------------     -------------   ---------------
 Net interest revenue after
   provision for credit losses                         118,325            111,936           468,286           436,900

 Other operating revenue
   Brokerage and trading revenue                        13,165             11,116            47,560            44,222
   Transaction card revenue                             20,224             18,988            78,622            72,036
   Trust fees and commissions                           18,240             16,536            71,037            65,187
   Deposit service charges and fees                     25,787             25,222           102,436            98,361
   Mortgage banking revenue                              6,077              7,018            26,996            30,681
   Other revenue                                        11,362              9,924            45,045            34,377
                                                 --------------    ---------------     -------------   ---------------
  Total fees and commissions                            94,855             88,804           371,696           344,864
   Gain (loss) on asset sales                              252                214             1,499             7,798
   Gain (loss) on securities, net                         (864)            (1,780)             (950)           (6,895)
   Gain (loss) on derivatives, net                        (520)               106              (622)            1,179
                                                 --------------    ---------------     -------------   ---------------
   Total other operating revenue                        93,723             87,344           371,623           346,946

 Other operating expense
   Personnel                                            78,054             68,666           296,260           258,971
   Business promotion                                    5,345              5,170            19,351            17,964
   Professional fees and services                        4,734              4,534            17,744            16,596
   Net occupancy and equipment                          12,741             12,864            52,188            50,195
   Data processing and communications                   16,843             18,054            66,926            67,026
   Printing, postage and supplies                        3,774              3,976            15,862            15,066
   Net (gains) losses and operating expenses
     of repossessed assets                                 167                335               474               572
   Amortization of intangible assets                     1,299              1,797             5,327             6,943
   Mortgage banking costs                                3,034              3,294            11,829            14,562
   Change in fair value of mortgage servicing rights      (236)                 -            (3,009)                -
   Recovery for impairment of mortgage servicing rights      -               (708)                -            (3,915)
   Other expense                                         8,236              5,921            29,355            25,126
                                                 --------------    ---------------     -------------   ---------------
 Total other operating expense                         133,991            123,903           512,307           469,106

 Income before taxes                                    78,057             75,377           327,602           314,740
 Federal and state income taxes                         27,472             27,219           114,625           113,235
                                                 --------------    ---------------     -------------   ---------------

 Net income                                           $ 50,585           $ 48,158         $ 212,977         $ 201,505
                                                 ==============    ===============     =============   ===============

 Average shares outstanding:
    Basic                                           66,813,519         66,527,093        66,759,384        64,067,873
    Diluted                                         67,359,208         67,146,614        67,310,005        67,047,064

 Earnings per share:
   Basic                                                $ 0.76             $ 0.72            $ 3.19            $ 3.14
                                                 ==============    ===============     =============   ===============
   Diluted                                              $ 0.75             $ 0.72            $ 3.16            $ 3.01
                                                 ==============    ===============     =============   ===============

 FINANCIAL HIGHLIGHTS - UNAUDITED
 BOK FINANCIAL CORPORATION
 (In thousands, except ratio and share data)

                                                                                 Quarter Ended
                                             --------------------------------------------------------------------------------------
                                              December 31,      September 30,        June 30,         March 31,        December 31,
                                                 2006               2006               2006             2006              2005
                                             --------------    ---------------     -------------   ---------------    -------------
 Capital:
   Period-end shareholders' equity             $ 1,721,022        $ 1,669,918       $ 1,583,010       $ 1,565,435       $ 1,539,154
   Risk-based capital ratios:
     Tier 1                                          9.78%              9.99%            10.00%            10.16%             9.84%
     Total capital                                  11.58%             12.07%            12.14%            12.41%            12.10%
   Leverage ratio                                    8.79%              8.88%             8.74%             8.60%             8.30%

 Common stock:
   Book value per share                            $ 25.66            $ 24.98           $ 23.68           $ 23.41           $ 23.07

   Market value per share:
        High                                       $ 54.98            $ 53.30           $ 49.60           $ 47.65           $ 48.53
        Low                                        $ 50.40            $ 48.13           $ 46.85           $ 44.40           $ 43.54

   Cash dividends paid                            $ 10,037           $ 10,034          $ 10,024           $ 6,694           $ 6,664
   Dividend payout ratio                            19.84%             19.05%            18.23%            12.23%            13.84%
   Shares outstanding, net                      67,067,750         66,859,272        66,840,241        66,883,037        66,702,408
   Stock buy-back program:
       Shares repurchased                            7,500             71,447           108,322            61,408                 -
       Amount                                    $ 380,998        $ 3,702,729       $ 5,259,931       $ 2,759,075               $ -
                                             --------------    ---------------     -------------   ---------------    -------------
       Average price per share                     $ 50.80            $ 51.82           $ 48.56           $ 44.93             $   -
                                             ==============    ===============     =============   ===============    =============

 Performance ratios:
  Return on average assets                           1.14%              1.24%             1.33%             1.36%             1.18%
  Return on average equity                          11.83%             12.90%            14.03%            14.35%            12.68%
  Net interest margin                                3.25%              3.38%             3.40%             3.39%             3.34%
  Efficiency ratio                                  60.71%             59.81%            58.04%            59.61%            60.32%

 Other data:
   Gain (loss) on economic hedge of
     mortgage servicing rights                     $ (465)            $ 3,757          $ (2,534)         $ (1,861)        $ (1,368)
   Trust assets                               $ 31,704,091       $ 29,732,804      $ 28,746,686      $ 29,091,040      $ 28,464,745
   Mortgage servicing portfolio                $ 4,526,508        $ 4,524,071       $ 4,536,605       $ 4,520,976       $ 4,056,427
   Mortgage loan fundings during the quarter     $ 179,139          $ 204,264         $ 214,835         $ 168,220         $ 211,426
   Mortgage loan refinances to total fundings       39.19%             23.89%            21.71%            27.59%            27.12%
   Tax equivalent adjustment                       $ 1,965            $ 1,836           $ 1,640           $ 1,522           $ 1,392

 QUARTERLY EARNINGS TRENDS - UNAUDITED
 BOK FINANCIAL CORPORATION
 (In thousands, except ratio and per share data)

                                                                                   Quarter Ended
                                             ---------------------------------------------------------------------------------------
                                              December 31,      September 30,        June 30,         March 31,        December 31,
                                                 2006               2006               2006             2006              2005
                                             --------------    ---------------     -------------   ---------------    --------------
 Interest revenue                                $ 266,924          $ 255,480         $ 240,440         $ 223,585         $ 214,240
 Interest expense                                  142,646            131,502           119,334           106,259            97,854
                                             --------------    ---------------     -------------   ---------------    --------------
 Net interest revenue                              124,278            123,978           121,106           117,326           116,386
 Provision for credit losses                         5,953              5,254             3,795             3,400             4,450
                                             --------------    ---------------     -------------   ---------------    --------------
 Net interest revenue after
   provision for credit losses                     118,325            118,724           117,311           113,926           111,936

 Other operating revenue
   Brokerage and trading revenue                    13,165             10,958            11,427            12,010            11,116
   Transaction card revenue                         20,224             19,939            19,951            18,508            18,988
   Trust fees and commissions                       18,240             17,101            17,751            17,945            16,536
   Deposit service charges and fees                 25,787             26,322            26,341            23,986            25,222
   Mortgage banking revenue                          6,077              6,935             7,195             6,789             7,018
   Other revenue                                    11,362             11,756            11,239            10,688             9,924
                                             --------------    ---------------     -------------   ---------------    --------------
  Total fees and commissions                        94,855             93,011            93,904            89,926            88,804
   Gain (loss) on asset sales                          252                475              (269)            1,041               214
   Gain (loss) on securities, net                     (864)             3,718            (2,583)           (1,221)           (1,780)
   Gain (loss) on derivatives, net                    (520)               379              (172)             (309)              106
                                             --------------    ---------------     -------------   ---------------    --------------
   Total other operating revenue                    93,723             97,583            90,880            89,437            87,344

 Other operating expense
   Personnel                                        78,054             74,605            72,369            71,232            68,666
   Business promotion                                5,345              4,401             4,802             4,803             5,170
   Professional fees and services                    4,734              4,734             4,362             3,914             4,534
   Net occupancy and equipment                      12,741             13,222            13,199            13,026            12,864
   Data processing and communications               16,843             16,931            16,157            16,995            18,054
   Printing, postage and supplies                    3,774              4,182             4,001             3,905             3,976
   Net (gains) losses and operating expenses
     of repossessed assets                             167                 34                54               219               335
   Amortization of intangible assets                 1,299              1,299             1,359             1,370             1,797
   Mortgage banking costs                            3,034              2,869             2,839             3,087             3,294
   Change in fair value of mortgage servicing
     rights                                           (236)             7,921            (3,613)           (7,081)                -
   Recovery for impairment of mortgage servicing
     rights                                              -                  -                 -                 -              (708)
   Other expense                                     8,236              8,612             6,598             5,909             5,921
                                             --------------    ---------------     -------------   ---------------    --------------
 Total other operating expense                     133,991            138,810           122,127           117,379           123,903

 Income before taxes                                78,057             77,497            86,064            85,984            75,377
 Federal and state income taxes                     27,472             24,837            31,080            31,236            27,219
                                             --------------    ---------------     -------------   ---------------    --------------

 Net income                                       $ 50,585           $ 52,660          $ 54,984          $ 54,748          $ 48,158
                                             ==============    ===============     =============   ===============    ==============

 Average shares outstanding:
    Basic                                       66,813,519         66,756,458        66,775,117        66,715,396        66,527,093
    Diluted                                     67,359,208         67,325,428        67,317,681        67,260,659        67,146,614

 Earnings per share:
   Basic                                            $ 0.76         $ 0.79             $ 0.82              $ 0.82           $0.72
   Diluted                                          $ 0.75         $ 0.78             $ 0.82              $ 0.81           $0.72

 LOANS BY PRINCIPAL MARKET AREA - UNAUDITED
 BOK FINANCIAL CORPORATION
 (In thousands)

                                                                                Quarter Ended
                                           ---------------------------------------------------------------------------------------
                                            December 31,      September 30,        June 30,         March 31,        December 31,
                                               2006               2006               2006             2006              2005
                                           --------------    ---------------     -------------   ---------------    --------------
Oklahoma:
    Commercial                               $ 3,261,592        $ 3,078,849       $ 3,119,736       $ 2,981,660       $ 3,091,842
    Commercial real estate                       979,251            968,267           995,953           925,703           859,829
    Residential mortgage                         896,567            878,390           854,723           847,517           842,456
    Residential mortgage held for sale            64,625             58,031            54,026            40,299            51,666
    Consumer                                     512,032            502,622           479,508           468,920           466,180
                                           --------------    ---------------     -------------   ---------------    --------------
        Total Oklahoma                         5,714,067          5,486,159         5,503,946         5,264,099         5,311,973

Texas:
    Commercial                                 1,722,627          1,557,361         1,548,545         1,420,860         1,356,611
    Commercial real estate                       670,635            639,327           669,698           604,413           569,921
    Residential mortgage                         213,801            212,114           212,987           200,957           199,726
    Consumer                                      95,652             80,836            84,212            87,669            89,017
                                          --------------    ---------------     -------------   ---------------    --------------
        Total Texas                            2,702,715          2,489,638         2,515,442         2,313,899         2,215,275

New Mexico:
    Commercial                                   411,272            387,164           334,984           348,930           383,325
    Commercial real estate                       257,079            219,966           237,020           228,955           232,564
    Residential mortgage                          75,159             76,858            73,281            68,810            65,784
    Consumer                                      13,256             13,899            13,404            13,820            15,137
                                           --------------    ---------------     -------------   ---------------    --------------
        Total New Mexico                         756,766            697,887           658,689           660,515           696,810

Arkansas:
    Commercial                                    95,483             89,849            80,539            74,423            79,719
    Commercial real estate                        94,395             91,158            87,080            80,529            75,483
    Residential mortgage                          23,076             21,923            15,067            13,069            13,044
    Consumer                                      86,017             67,206            51,166            33,548            25,659
                                           --------------    ---------------     -------------   ---------------    --------------
        Total Arkansas                           298,971            270,136           233,852           201,569           193,905

Colorado:
    Commercial                                   451,046            353,657           299,380           267,928           270,108
    Commercial real estate                       193,747            170,081           155,453           134,771           133,537
    Residential mortgage                          15,812             17,656            21,113            20,383            21,918
    Consumer                                      26,591             32,647            31,939            31,487            27,871
                                           --------------    ---------------     -------------   ---------------    --------------
        Total Colorado                           687,196            574,041           507,885           454,569           453,434

Arizona:
    Commercial                                    96,453             76,013            63,019            52,274            50,489
    Commercial real estate                       207,035            196,286           153,870           120,262           115,697
    Residential mortgage                          31,280             34,772            33,913            26,270            26,102
    Consumer                                       5,947              5,737             6,511             5,098             5,280
                                           --------------    ---------------     -------------   ---------------    --------------
        Total Arizona                            340,715            312,808           257,313           203,904           197,568

Kansas:
    Commercial                                   170,411            134,683            93,115            92,746            67,841
    Commercial real estate                        44,398             40,074            23,862            10,327             2,871
    Residential mortgage                             564                480               364               331               301
    Consumer                                           -                  -                 -                 -                 -
                                           --------------    ---------------     -------------   ---------------    --------------
        Total Kansas                             215,373            175,237           117,341           103,404            71,013

                                           --------------    ---------------     -------------   ---------------    --------------
TOTAL BOK FINANCIAL                         $ 10,715,803       $ 10,005,906       $ 9,794,468       $ 9,201,959       $ 9,139,978
                                           ==============    ===============     =============   ===============    ==============

 DEPOSITS BY PRINCIPAL MARKET AREA - UNAUDITED
 BOK FINANCIAL CORPORATION
 (In thousands)

                                                                             Quarter Ended
                                        ---------------------------------------------------------------------------------------
                                         December 31,      September 30,        June 30,         March 31,        December 31,
                                            2006               2006               2006             2006              2005
                                        --------------    ---------------     -------------   ---------------    --------------
Oklahoma:
    Demand                                  $ 915,101          $ 868,502         $ 908,034         $ 950,582       $ 1,003,284
    Interest-bearing:
       Transaction                          3,456,322          3,001,774         2,732,312         2,937,228         3,002,610
       Savings                                 83,017             83,442            88,218            93,093            85,837
       Time                                 2,595,890          2,621,522         2,662,770         2,623,352         2,564,337
                                        --------------    ---------------     -------------   ---------------    --------------
    Total interest-bearing                  6,135,229          5,706,738         5,483,300         5,653,673         5,652,784
                                        --------------    ---------------     -------------   ---------------    --------------
Total Oklahoma                              7,050,330          6,575,240         6,391,334         6,604,255         6,656,068
                                        --------------    ---------------     -------------   ---------------    --------------
Texas:
    Demand                                    640,159            582,014           638,157           551,411           615,732
    Interest-bearing:
       Transaction                          1,688,131          1,671,993         1,530,491         1,455,856         1,535,570
       Savings                                 24,074             25,888            26,370            27,827            27,398
       Time                                   829,255            736,316           717,027           726,530           735,731
                                        --------------    ---------------     -------------   ---------------    --------------
    Total interest-bearing                  2,541,460          2,434,197         2,273,888         2,210,213         2,298,699
                                        --------------    ---------------     -------------   ---------------    --------------
Total Texas                                 3,181,619          3,016,211         2,912,045         2,761,624         2,914,431
                                        --------------    ---------------     -------------   ---------------    --------------
New Mexico:
    Demand                                    124,088            144,138           147,307           159,125           129,289
    Interest-bearing:
       Transaction                            432,342            434,521           410,166           408,160           381,099
       Savings                                 16,417             16,804            16,860            17,805            17,839
       Time                                   490,460            481,993           494,426           483,428           453,314
                                        --------------    ---------------     -------------   ---------------    --------------
    Total interest-bearing                    939,219            933,318           921,452           909,393           852,252
                                        --------------    ---------------     -------------   ---------------    --------------
Total New Mexico                            1,063,307          1,077,456         1,068,759         1,068,518           981,541
                                        --------------    ---------------     -------------   ---------------    --------------
Arkansas:
    Demand                                     12,589             11,914            11,521            11,629            10,429
    Interest-bearing:
       Transaction                             17,905             19,504            20,577            26,675            22,354
       Savings                                  1,010              1,058             1,072             1,051             1,058
       Time                                    57,446             61,966            69,418            73,082            75,034
                                        --------------    ---------------     -------------   ---------------    --------------
    Total interest-bearing                     76,361             82,528            91,067           100,808            98,446
                                        --------------    ---------------     -------------   ---------------    --------------
Total Arkansas                                 88,950             94,442           102,588           112,437           108,875
                                        --------------    ---------------     -------------   ---------------    --------------
Colorado:
    Demand                                     48,756             38,264            45,214            56,419            61,647
    Interest-bearing:
       Transaction                            328,254            275,714           245,504           258,801           258,668
       Savings                                 12,632             13,037            13,786            16,315            17,772
       Time                                   485,200            421,841           379,239           309,068           264,020
                                        --------------    ---------------     -------------   ---------------    --------------
    Total interest-bearing                    826,086            710,592           638,529           584,184           540,460
                                        --------------    ---------------     -------------   ---------------    --------------
Total Colorado                                874,842            748,856           683,743           640,603           602,107
                                        --------------    ---------------     -------------   ---------------    --------------
Arizona:
    Demand                                     39,352             62,234            73,696            55,421            45,567
    Interest-bearing:
       Transaction                             73,729             74,786            67,841            57,400            56,994
       Savings                                  1,978              2,408             2,702             3,380             4,111
       Time                                     6,574              4,549             4,077             4,608             5,624
                                        --------------    ---------------     -------------   ---------------    --------------
    Total interest-bearing                     82,281             81,743            74,620            65,388            66,729
                                        --------------    ---------------     -------------   ---------------    --------------
Total Arizona                                 121,633            143,977           148,316           120,809           112,296
                                        --------------    ---------------     -------------   ---------------    --------------
Kansas:
    Demand                                         14                  -                 -                 -                 -
    Interest-bearing:
       Transaction                                287                  -                 -                 -                 -
       Savings                                      2                  -                 -                 -                 -
       Time                                     5,721                  -                 -                 -                 -
                                        --------------    ---------------     -------------   ---------------    --------------
    Total interest-bearing                      6,010                  -                 -                 -                 -
                                        --------------    ---------------     -------------   ---------------    --------------
Total Kansas                                    6,024                  -                 -                 -                 -
                                        --------------    ---------------     -------------   ---------------    --------------
TOTAL BOK FINANCIAL                      $ 12,386,705      $ 11,656,182        $ 11,306,785    $ 11,308,246       $ 11,375,318
                                        ==============    ===============     =============   ===============    ==============

 NET INTEREST MARGIN TREND - UNAUDITED
 BOK FINANCIAL CORPORATION

                                                                                  Quarter Ended
                                                 --------------------------------------------------------------------------------
                                                  December 31,    September 30,      June 30,        March 31,      December 31,
                                                     2006             2006             2006            2006            2005
                                                 --------------  ---------------   -------------  ---------------  --------------
TAX-EQUIVALENT ASSETS YIELDS
Trading securities                                   5.64%           4.13%            4.86%           5.07%            4.68%
Funds sold and resell agreements                     5.46%           5.00%            5.09%           4.58%            4.00%
Securities:
    Taxable                                          4.69%           4.63%            4.75%           4.60%            4.44%
    Tax-exempt                                       5.52%           5.43%            5.12%           5.36%            5.05%
                                                 --------------  ---------------   -------------  ---------------  --------------
Total securities                                     4.74%           4.68%            4.77%           4.64%            4.47%
Total loans                                          7.94%           7.99%            7.68%           7.35%            6.98%
Less Allowance for loan losses                          -               -                -               -                 -
                                                 --------------  ---------------   -------------  ---------------  --------------
Total loans, net                                     8.02%           8.08%            7.76%           7.44%            7.06%
                                                 --------------  ---------------   -------------  ---------------  --------------
Total tax-equivalent yield on earning assets         6.93%           6.91%            6.71%           6.42%            6.12%
COST OF INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
  Interest-bearing transaction                       2.99%           2.88%            2.61%           2.37%            1.98%
  Savings                                            1.04%           0.98%            0.92%           0.86%            0.75%
  Time                                               4.65%           4.46%            4.26%           4.03%            3.77%
                                                 --------------  ---------------   -------------  ---------------  --------------
Total interest-bearing deposits                      3.67%           3.54%            3.30%           3.06%            2.78%
Funds purchased and repurchase agreements            5.18%           5.11%            4.87%           4.33%            3.92%
Other borrowings                                     5.50%           5.42%            5.09%           4.60%            4.08%
Subordinated debt                                    6.95%           7.05%            6.76%           6.74%            6.28%
                                                 --------------  ---------------   -------------  ---------------  --------------
Total cost of interest-bearing liabilities           4.10%           3.98%            3.73%           3.43%            3.14%
                                                 --------------  ---------------   -------------  ---------------  --------------
Tax-equivalent net interest revenue spread           2.83%           2.93%            2.98%           2.99%            2.98%
Effect of noninterest-bearing funding sources
  and other                                          0.42%           0.45%            0.42%           0.40%            0.36%
                                                 --------------  ---------------   -------------  ---------------  --------------
Tax-equivalent net interest margin                   3.25%           3.38%            3.40%           3.39%            3.34%
                                                 ==============  ===============   =============  ===============  ==============

 CREDIT QUALITY INDICATORS
 BOK FINANCIAL CORPORATION
 (In thousands, except ratios)

                                                                                  Quarter Ended
                                                 -------------------------------------------------------------------------------
                                                  December 31,    September 30,      June 30,       March 31,      December 31,
                                                     2006             2006             2006           2006            2005
                                                 --------------  ---------------   ------------- ---------------  --------------
 Nonperforming assets:
   Nonaccruing loans                                  $ 26,055         $ 30,476        $ 30,976        $ 32,229        $ 25,162
   Renegotiated loans                                    1,111            1,064               -               -               -
   Real estate and other repossessed assets              8,486            9,322           8,257           8,196           8,476
                                                 --------------  ---------------   ------------- ---------------  --------------
       Total nonperforming assets                     $ 35,652         $ 40,862        $ 39,233        $ 40,425        $ 33,638
                                                 ==============  ===============   ============= ===============  ==============

 Performing loans 90 days past due                     $ 5,945          $ 5,076         $ 9,630         $ 3,919         $ 8,708

 Gross charge-offs                                     $ 5,867          $ 8,099         $ 5,881         $ 4,149         $ 9,579
 Recoveries                                              3,079            3,803           2,085           2,564           2,164
                                                 --------------  ---------------   ------------- ---------------  --------------
 Net charge-offs                                       $ 2,788          $ 4,296         $ 3,796         $ 1,585         $ 7,415
                                                 ==============  ===============   ============= ===============  ==============

 Provision for credit losses                           $ 5,953          $ 5,254         $ 3,795         $ 3,400         $ 4,450

 Reserve for loan losses to period end loans (A)         1.03%            1.06%           1.07%           1.14%           1.14%
 Combined reserves for credit losses to period
   end loans                                             1.22%            1.28%           1.30%           1.38%           1.37%
 Nonperforming assets to period end loans (A)
     and repossessed assets                              0.33%            0.41%           0.40%           0.44%           0.37%
 Net charge-offs (annualized) to average loans (A)       0.11%            0.18%           0.16%           0.07%           0.33%
 Reserve for loan losses to nonaccruing loans          420.25%          346.06%         337.44%         323.13%         412.83%
 Combined reserves for credit losses to
   nonaccruing loans                                   500.43%          417.45%         407.62%         391.77%         494.60%

 (A) excluding residential mortgage loans held for sale